UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2020

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, TX	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01       Entry into a Material Definitive Agreement

On May 11, 2020, Hilltop Holdings Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $50,000,000 aggregate principal amount of 5.75% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “2030 Notes”) and $150,000,000 aggregate principal amount of 6.125% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes”). The Offering was completed pursuant to the prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-237447) (the “Registration Statement”), dated March 27, 2020, as supplemented by a prospectus supplement in preliminary form dated May 7, 2020 and in final form dated May 7, 2020, and a free writing prospectus dated May 7, 2020.  In connection with the Offering, the Company entered into an Underwriting Agreement, dated as of May 7, 2020 (the “Underwriting Agreement”) with Piper Sandler & Co. and U.S. Bancorp Investments, Inc. The Notes were sold at an underwriting discount of 1.00%, resulting in net proceeds of approximately $198,000,000 before deducting expenses of the Offering. The Company intends to use the net proceeds from the Offering for general corporate purposes.

The 2030 Notes were issued under the Indenture, dated as of May 11, 2020 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 11, 2020 (the “First Supplemental Indenture” and, together with the Base Indenture, the “2030 Notes Indenture”), between the Company and the Trustee. The 2035 Notes were issued under the Base Indenture, as supplemented by the Second Supplemental Indenture, dated as of May 11, 2020 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “2035 Notes Indenture”), between the Company and the Trustee.

From and including the date of issuance to, but excluding, May 15, 2025 or the date of earlier redemption, the 2030 Notes will bear interest at a fixed rate of 5.75% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, commencing on November 15, 2020. Thereafter, from and including May 15, 2025, to, but excluding, the maturity date, May 15, 2030, or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to a Benchmark rate, which is expected to be Three-Month Term SOFR (each as defined in the 2030 Notes Indenture), plus 568 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2025. Notwithstanding the foregoing, if the Benchmark rate is less than zero, then the Benchmark rate shall be deemed to be zero.

From and including the date of issuance to, but excluding, May 15, 2030 or the date of earlier redemption, the 2035 Notes will bear interest at a fixed rate of 6.125% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, commencing on November 15, 2020. Thereafter, from and including May 15, 2030, to, but excluding, the maturity date, May 15, 2035, or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to a Benchmark rate, which is expected to be Three-Month Term SOFR (each as defined in the 2035 Notes Indenture), plus 580 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2030. Notwithstanding the foregoing, if the Benchmark rate is less than zero, then the Benchmark rate shall be deemed to be zero.

The Notes will be the Company’s unsecured, subordinated obligations and (i) will rank junior in right of payment to the Company’s existing and future Senior Debt (as defined in the 2030 Notes Indenture or the 2035 Notes Indenture, as applicable); (ii) will rank equal in right of payment with any of the Company’s existing and all of the Company’s future indebtedness the terms of which provide that such indebtedness ranks equally with the Notes and certain other obligations; (iii) will rank senior in right of payment to any of the Company’s future indebtedness the terms of which provide that such indebtedness ranks junior in right of payment to the Notes; and (iv) will be structurally subordinated to all of the existing and future indebtedness, deposits and other liabilities of the Company’s current and future subsidiaries, including, without limitation, PlainsCapital Bank.

The Notes may be redeemed at the Company’s option under certain circumstances, as described in the 2030 Notes Indenture and the 2035 Notes Indenture, as applicable.

The foregoing summary of the terms of the Underwriting Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the First Supplemental Indenture, (iv) the Second Supplemental Indenture and (v) the forms of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Section 8 – Other Events

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes in the Offering, and such exhibits are hereby incorporated by reference into the Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.	Not applicable.

(b)	Pro forma financial information.	Not applicable.

(c)	Shell company transactions.	Not applicable.

(d)	Exhibits.

The following exhibit(s) are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated as of May 7, 2020, by and among Hilltop Holdings Inc., Piper Sandler & Co. and U.S. Bancorp Investments, Inc.

4.1	Indenture, dated as of May 11, 2020, between Hilltop Holdings Inc., as Issuer, and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of May 11, 2020, between Hilltop Holdings Inc., as Issuer, and U.S. Bank National Association, as Trustee.

4.3	Second Supplemental Indenture, dated as of May 11, 2020, between Hilltop Holdings Inc., as Issuer, and U.S. Bank National Association, as Trustee.

4.4	Form of 5.75% Fixed-to-Floating Rate Subordinated Notes due 2030 (included as Exhibit A in Exhibit 4.2 of this Current Report on Form 8-K).

4.5	Form of 6.125% Fixed-to-Floating Rate Subordinated Notes due 2035 (included as Exhibit A in Exhibit 4.3 of this Current Report on Form 8-K).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz.

5.2	Opinion of Venable LLP.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Venable LLP (included in Exhibit 5.2 of this Current Report on Form 8-K).

104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: May 13, 2020	By:	/s/ COREY PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	Executive Vice President,
General Counsel & Secretary